HIGHMARK FUNDS

                   NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                         Supplement dated October 24, 2002
        To the Statement of Additional Information dated October 18, 2002

THIS SUPPLEMENT CORRECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On page B-46 of the Statement of Additional Information, the second paragraph and is deleted in its entirety and replaced with the following:

         The average total returns for the Fiduciary, Class A and Class B Shares of the Fund, computed as of July 31, 2001, are shown in the table below:






              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.